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MINNESOTA LIFE                                     VARIABLE ANNUITY APPLICATION

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Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North
        St. Paul, Minnesota 55101-2098 - Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)
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NAME

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ADDRESS

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CITY, STATE, ZIP

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DATE OF BIRTH              SEX               TAXPAYER I.D. (SOC. SEC. # OR EIN)

                           / / M    / / F
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ANNUITANT (IF OTHER THAN OWNER)
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NAME

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ADDRESS

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CITY, STATE, ZIP

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DATE OF BIRTH              SEX               SOCIAL SECURITY NUMBER

                           / / M    / / F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)
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NAME

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DATE OF BIRTH              SEX               SOCIAL SECURITY NUMBER

                           / / M    / / F
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JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME

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DATE OF BIRTH         SEX                   SOCIAL SECURITY NUMBER
                      / / M    / / F
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BENEFICIARY
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CLASS                 NAME                   RELATIONSHIP
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DATE OF BIRTH         SEX                    SOCIAL SECURITY NUMBER
                      / / M    / / F
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                      / / M    / / F
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ANNUITANT'S EMPLOYER (IF NOT SELF EMPLOYED)
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NAME                  ADDRESS                CITY, STATE, ZIP

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TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX)
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/ /  Non-Qualified $________________
     / / Under the ____ (state) Uniform Transfers To Minor Act
/ /  Individual Retirement Annuity (IRA) for tax year _______
/ /  IRA Rollover $________________
/ /  IRA Transfer from existing IRA $________________
/ /  Roth IRA for tax year _______
/ /  Simplified Employee Pension (SEP)
/ /  SIMPLE
/ /  Tax Sheltered Annuity (IRC Section 403(b)
     Annual Earned Income $________________
/ /  Qualified Retirement Plan (IRC Section 401)
     / / Employee Funded       / / Employer Funded
/ /  Public Employee Deferred Compensation (IRC Section 457)
/ /  Non-Qualified Deferred Compensation
/ /  Other ______________________________________________________________
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TYPE OF CONTRACT AND AMOUNT OF PAYMENT
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/ /  MultiOption Select Flexible Payment Deferred Variable Annuity
     of $______ per _________ OR $______ as a single payment
/ /  MultiOption Flexible Payment Deferred Variable Annuity
     of $______ per _________ OR $______ as a single payment
/ /  MultiOption Single Payment Deferred Variable Annuity
     of $______ ($5,000 Minimum)
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The prospectuses for the Variable Annuity Account, Advantus Series Fund and
Templeton Developing Markets Fund each refer to a Statement of Additional
Information. Would you like us to send you a copy?    / / Yes     / / No
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PURCHASE PAYMENT ACCOUNT ALLOCATION
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  _____%   General (Not available for MultiOption Select)
  _____%   Maturing Government Bond - 2002
  _____%   Maturing Government Bond - 2006
  _____%   Maturing Government Bond - 2010
  _____%   Growth
  _____%   Bond
  _____%   Money Market
  _____%   Asset Allocation
  _____%   Mortgage Securities
  _____%   Index 500
  _____%   Capital Appreciation
  _____%   International Stock
  _____%   Small Company
  _____%   Value Stock
  _____%   Small Company Value
  _____%   Global Bond
  _____%   Index 400 Mid-Cap
  _____%   Templeton Developing Markets
  _____%   Macro-Cap Value
  _____%   Micro-Cap Growth
  _____%   Real Estate Securities
__________
TOTAL 100%

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PAYMENT METHOD
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/ /  APP (Automatic Payment Plan) commencing on Month ___________  Day _________
     / / Enclosed APP Authorization form and voided check
/ /  Bill employer commencing on Month____  Day___ and continuing  Add to existing case #____
     / / Annually (1  )   / / Semi-Annually (2)                   / / Quarterly (4)
     / / Monthly (12)     / / Semi-Monthly (24)                   / / Bi-Weekly (26)
Individual billing, commencing on the 1st day of Month ____ and continuing
/ / Quarterly    / / Semi-Annually    / / Annually
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REPLACEMENT
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 Will this contract applied for replace or change an existing contract?  / / Yes     / / No
     If yes please provide: COMPANY NAME________________________   CONTRACT NUMBER(S)____________
 Have you completed a State Replacement Form (where required)? (Based on jurisdiction, not state of residence)
     / / Not Required     / / Enclosed
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SPECIAL INSTRUCTIONS OR REMARKS
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INVESTMENT SUMMARY
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 1. Are you an employee of Minnesota Life or a subsidiary?                                  / /Yes    / /No
 2. Are you a spouse or dependent child of an employee of Minnesota life or a subsidiary?   / /Yes    / /No
 3. Are you or your spouse an employee or employed by an NASD firm?                         / /Yes    / /No
 4. Dependents:  / / Spouse     / / Children     Ages _______________________
 5. How was account acquired?  / / Known Personally  / / Unsolicited  / / Solicited  / / Referred By_________________________
 6. Current Approximate: Annual Income $____________     Assets $____________     Debt $____________     Tax Bracket _______%
 7. Other Investments:  (Exclusive of personal residence, automobile and this investment.)
      Savings                 $____________________                Balanced/Total Return Funds   $____________________
      Insurance Cash Values   $____________________                Stock Funds                   $____________________
      Real Estate             $____________________                Bond Funds                    $____________________
      Business Interests      $____________________                Individual Stocks             $____________________
      Retirement Funds        $____________________                Individual Bonds              $____________________
      Other________________   $____________________
 8. Ranking of Investment Objectives (Rank 1-5 in order      9. Ranking of Investment Objectives (Rank 1-5 in order
    of importance):                                             of importance):
      CURRENT INVESTMENT                                           TOTAL PORTFOLIO
      _____ Conservative Income/Capital Preservation               _____ Conservative Income/Capital Preservation
      _____ Current Income                                         _____ Current Income
      _____ Conservative Growth/Total Return                       _____ Conservative Growth/Total Return
      _____ Growth                                                 _____ Growth
      _____ Aggressive Growth                                      _____ Aggressive Growth
10. Risk tolerance of current investment (Please select     11. Risk tolerance of current investment (Please select
    only one):                                                  only one):
     / / Low Risk    / / Moderate Risk    / / High Risk          / / Low Risk    / / Moderate Risk    / / High Risk
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OWNER/ANNUITANT SIGNATURES
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- I represent that the statements and answers in this application are full, complete and true to the best of my knowledge. I agree that they are to be considered the basis of any contract issued to me.

- I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND THE CURRENT PROSPECTUSES FOR THE ADVANTUS SERIES
  FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED
  UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (City, State)            DATE          SIGNATURE OF OWNER                    SIGNATURE OF ANNUITANT
                                                 X                                     X
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AMOUNT REMITTED WITH APPLICATION                 SIGNATURE OF JOINT OWNER              SIGNATURE OF JOINT ANNUITANT
                                                 X                                     X
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TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this contract / / will   / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home
Office.
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REPRESENTATIVE NAME (PRINT)              REPRESENTATIVE SIGNATURE                  AGENCY CODE     AGENT CODE
                                         X                                                                                 %
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                                         X                                                                                 %
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TO BE COMPLETED BY DEALER
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DEALER NAME                                  DATE                         SIGNATURE OF AUTHORIZED DEALER
                                                                          X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY ASCEND FINANCIAL SERVICES, INC.
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ACCEPTED BY                                  DATE                         CONTRACT NUMBER             CASE NUMBER

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o   I have received and had an opportunity to read a current copy of the
    Variable Annuity Account Prospectus and the current prospectuses for the Advantus Series Fund and Templeton Developing Markets Fund for this investment prior to investing.

o I have been informed of all charges and expenses associated with this investment.

o I realize that this may be a long-term investment which should be held for a number of years. Due in part to the sales charges involved, selling or surrendering in the short term may result in a loss.

o I am aware there is no assurance that the initial objective/s of this investment will be achieved. Thus, when I ultimately sell or surrender the investment, I may receive more or less than the amount I invested.

o I realize that the element of risk is inherent in any investment - what varies is the degree of risk. Generally, the greater the expected return, the greater risk I must be willing to assume.

o I will only make payment by check payable to the entity listed on the application or in the prospectus and never payable directly to a representative or an entity to which the representative may gain access to my funds. I will not loan to or borrow from a representative any monies of securities.

o   Given my personal circumstances, this is a suitable investment.

o Financial data should be updated approximately every two years as investment activity warrants.

                            IMPORTANT INSTRUCTIONS

1.  COMPLETE ALL ITEMS ON THE APPLICATION

2.  IF YOU ARE REQUESTING:                  PLEASE SUBMIT:

         Automatic Payment Plan (AAP)       - APP Authorization F.25744.2
                                            - voided check

         Direct Rollover (client            - Transfer/Rollover/1035 Exchange
         initiated distribution)              F.52258 (send to existing
                                              institution)

         Immediate Annuity Contract         - Annuity Service Request F.35264
                                              (includes W-4P. If Deferred
                                              Compensation, submit W-4)
                                            - Proof of age for annuitant(s)
                                              if a life contingency option is
                                              selected (copy of driver's
                                              license or birth certificate)

         MultiOption Annuity Exchange       - Exchange Authorization F.35079
         MultiOption Select Annuity         - MOA Select Exchange
         Exchange                             Authorization F.51459
         Qualified Retirement Plan          - Employee Benefit Plan
                                              Disclosure Statement F.23273

         Replacement of another life        - Appropriate replacement forms
         insurance or annuity contract        as required by the state of
                                              jurisdiction

         SEP contract                       - Completed IRS form 5305-SEP or
                                            - Prototype Request and Document
                                              Services Agreement and service
                                              fee

         SIMPLE                             - Completed 5304 SIMPLE or
                                              Adoption Agreement

         Systematic Dollar Cost Averaging   - Annuity Service Request F.35264

         Systematic Withdrawal              - Annuity Service Request F.35264

         Traditional IRA to Roth Internal   - Roth Exchange F.52223
         Exchange

         Transfer (available for use with   - Transfer/Rollover/1035 Exchange
         transfers from TSA to TSA or         F.52258
         IRA/Roth/SEP to IRA/Roth/SEP
         only)

         TSA contract                       - TSA Withdrawal Disclosure
                                              F.38754
                                            - Salary Modification Agreement
                                              F.23251
                                              Calculation worksheet if
                                              the contribution is to exceed
                                              maximum exclusion allowance

         1035 Exchange (non-qualified)      - Transfer/Rollover/10-35
                                              Exchange F.52258
                                            - Original contract

3.  IF YOU ARE REPLACING A MUTUAL FUND,     - Switch Form F.51821
    VARIABLE, OR FIXED PRODUCT FOR AN
    ANNUITY:

If more than one beneficiary is specified, indicate the class of each. All living Class 1 beneficiaries receive an equal share of the death proceeds. If no Class 1 beneficiaries are living, all living Class 2 beneficiaries receive an equal share and so on.

Class 1 beneficiaries are considered the primary beneficiaries.
Class 2 beneficiaries and so on, are considered the contingent beneficiaries.